UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2007

                             ONEIDA FINANCIAL CORP.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                       000-25101               16-1561678
-----------------------------        ------------------      ------------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


182 Main Street, Oneida, New York                           13421-1676
--------------------------------------------             ---------------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (315) 363-2000
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03      Amendments to Articles of  Incorporation  or Bylaws;
               Change in Fiscal Year
               -----------------------------------------------------

               On November 13, 2007, Oneida Financial Corp.'s Board of Directors adopted an amendment to the Company's bylaws clarifying that shares of the Company's capital stock may be evidenced by certificates or book entry. The amendment is intended to have the Company comply with Nasdaq requirements that securities listed on Nasdaq be eligible for listing on the Depository Trust Company's Direct Registration System. The amendment shall become effective upon filing with the Office of Thrift Supervision.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

               The following Exhibit is attached as part of this report:

               3.     Amendment to Bylaws.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     ONEIDA FINANCIAL CORP.



DATE:  November 14, 2007                    By:     /s/ Eric E. Stickels
                                                    ----------------------------
                                                    Eric E. Stickels
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit No.                     Description
   -----------                     -------------

       3                           Amendment to Bylaws